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                                     CONSENT

     We hereby consent to the filing of our opinion letter dated as of August 24, 2000 as an exhibit to material filed in accordance with the Securities Exchange Act of 1934, as amended, to be incorporated by reference in the Registration Statement.



                                             /s/ Winston & Strawn